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                                                                    EXHIBIT 10.4

                          [DEN DANSKE BANK LETTERHEAD]


DSC Communications A/S
Lautrupbjerg 7-11
DK-2750 Ballerup
                                                                           Date:
                                                                   July 23, 1996


                                                                 Contact Person:
                                                              Mogens Sondergaard
                                                                  (212) 984-8472

Gentlemen:

In connection with the refinancing of your existing credit facilities for working capital purposes with our Bank we are pleased to grant your company a credit facility on the following terms:

Borrower:                         DSC Communications A/S

Guarantors:                       DSC Communications Corporation,
                                  DSC Marketing Services, Inc.,
                                  DSC Finance Corporation,
                                  DSC International Corporation,
                                  DSC of Puerto Rico, Inc.,
                                  DSC Telecommunications Corporation,
                                  DSC Telecom, Inc.,
                                  DSC Telecom L.P., and
                                  Sildor Investments B.V.

Facility:                         DKK 300,000,000 5-year Term Loan

Final Maturity Date:              August 1, 2001.

Interest Rates:                   (i)  1, 2, 3 or 6 months Cibor plus 0.5625%
                                       p.a., payable at the first to occur of
                                       respective end of Interest Period and 3
                                       month anniversary of Interest Period,
                                       and or
                                  (ii) 5 years fixed rate to be determined
                                       at the time of drawdown, payable
                                       quarterly. The agreed rate will
                                       include a margin to the Bank of
                                       0.5625% p.a.

Arrangement fee:                  0.05% flat.

Repayment:                        Two equal principal payments of DKK
                                  150,000,000 with the first principal
                                  installment being paid on August 1, 2000, and with the balance being paid on August 1, 2001.

Financial covenants:              Those listed in the promissory note and
                                  otherwise comparable to those incorporated in
                                  DSC Communications Corporation's USD 160
                                  million Multicurrency Credit Facility dated
                                  as of May 8, 1996.
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Other covenants:                  Those listed in the promissory note,
                                  including limitations on liens and
                                  subordination to the Bank by the Guarantors of present and future amounts owed any of them by DSC Communications A/S.

For us to establish the facility we would require the following documents to be duly executed and returned to our Bank:

         -   A copy of this letter
         -   Promissory Note
         -   Guaranty
         -   Subordination Agreement.
         - Appropriate Sealed Board Resolutions and Certificate of Secretary from each of the Guarantors and the Subordinated Creditors confirming that the Guarantors and the Subordinated Creditors are bound by the terms of the Guaranty and the Subordination Agreement (and comparable documents for Sildor Investments B.V. and DSC Telecom, L.P.)

It is a condition to the establishment of this facility that your existing DKK 300,000,000 Multiple Option Facility for loans, overdrafts and guaranties under Facility Letter issued on or about February 8, 1996, by the Bank, be reduced by DKK 150,000,000 to a new limit of DKK 150,000,000.

We look forward to accommodating your Danish financing requirements.

                                Sincerely yours,

                                DEN DANSKE BANK



          /s/JOHN O'NEILL                           /s/MORGENS SONDERGAARD
           John O'Neill                               Mogens Sondergaard
          Vice President                                Vice President





The undersigned have read and understood the foregoing agreement and hereby consent to all of the terms and conditions in the agreement.


                             DSC Communications A/S



                       By:
                           -------------------------------

                       Title: Vice President and Treasurer
                              ----------------------------